Exhibit 99.1

Omnicom Group Reports Second Quarter and Year-to-Date 2020 Results

NEW YORK, July 28, 2020 - Omnicom Group Inc. (NYSE: OMC) today announced a net loss - Omnicom Group Inc. for the second quarter of 2020 of $24.2 million compared to net income - Omnicom Group Inc. of $370.7 million in the second quarter of 2019. Diluted net loss per share for the second quarter of 2020 was $0.11 per share compared to diluted net income per share of $1.68 for the second quarter of 2019.

Net loss - Omnicom Group Inc. and diluted net loss per share - Omnicom Group Inc. in the second quarter of 2020 included a net after-tax decrease of $223.1 million and $1.03 per share, respectively, as a result of repositioning costs and a net loss on dispositions during the quarter, as discussed further below.

Adjusting for the impact of those items, net income - Omnicom Group Inc. for the second quarter of 2020 would have decreased $171.8 million, or 46.3%, to $198.9 million compared to $370.7 million in the second quarter of 2019 and diluted net income per share - Omnicom Group Inc. would have decreased $0.76, or 45.2%, to $0.92 per share compared to $1.68 for the second quarter of 2019.

Primarily due to the negative effects on our revenue arising from the coronavirus disease 2019 ("COVID-19") pandemic, Omnicom’s worldwide revenue in the second quarter of 2020 decreased 24.7% to $2,800.7 million from $3,719.8 million in the second quarter of 2019. The components of the change in revenue included a decrease in revenue from the negative impact of foreign currency translation of 1.7%, a decrease in acquisition revenue, net of disposition revenue of 0.1% and a decrease in revenue from negative organic growth of 23.0% when compared to the second quarter of 2019.

Organic growth in the second quarter of 2020 as compared to the second quarter of 2019 in our five fundamental disciplines was as follows: Advertising decreased 26.6%, CRM Consumer Experience decreased 25.6%, CRM Execution & Support decreased 27.6%, Public Relations decreased 13.9% and Healthcare increased 3.2%.

Omnicom Group Inc.

Across our regional markets, organic growth in the second quarter of 2020 as compared to the second quarter of 2019 was as follows: the United States decreased 20.7%, Other North America decreased 29.6%, the United Kingdom decreased 23.7%, the Euro Markets & Other Europe decreased 29.4%, Asia Pacific decreased 18.6%, Latin America decreased 24.1% and the Middle East & Africa decreased 39.4%.

Operating profit in the second quarter of 2020 included a pre-tax decrease of $277.9 million due to repositioning costs, comprised of incremental severance charges, right-of-use asset impairments and other real estate costs of $252.8 million, and a net loss on the disposition of certain subsidiaries and other charges of $25.1 million. Operating profit decreased $511.2 million, or 89.1%, to $62.5 million compared to $573.7 million during the second quarter of 2019. Our operating margin for the second quarter of 2020 decreased to 2.2% versus 15.4% for the second quarter of 2019.

Adjusting for the impact of the repositioning actions and net loss on dispositions discussed above, operating profit in the second quarter of 2020 would have decreased $233.3 million, or 40.7%, to $340.4 million from $573.7 million in the second quarter of 2019, while operating margin for the second quarter of 2020 would have decreased to 12.2% when compared to 15.4% for the second quarter of 2019.

For the second quarter of 2020, our effective income tax rate increased period-over-period to 143.1% from 24.9%. The increase was primarily attributable to the non-deductibility in certain jurisdictions of a portion of the repositioning costs and loss on dispositions. In the second quarter of 2019, income tax expense was reduced by $10.8 million primarily from the net favorable settlements of uncertain tax positions in certain jurisdictions. The non-deductibility of a portion of the repositioning costs and loss on dispositions in certain jurisdictions with lower effective tax rates resulted in a lower tax benefit, which had the effect of increasing our second quarter 2020 effective tax rate from 26.2% to 143.1%.

Year-to-Date

Net income - Omnicom Group Inc. for the six months ended June 30, 2020 decreased $399.9 million, or 63.1%, to $234.0 million compared to $633.9 million in the same period in 2019. Diluted net income per share - Omnicom Group Inc. for the six months ended June 30, 2020 decreased $1.77, or 62.1%, to $1.08 per share compared to $2.85 per share for the six months ended June 30, 2019.

Omnicom Group Inc.

Net income - Omnicom Group Inc. and diluted net income per share - Omnicom Group Inc. for the six months ended June 30, 2020 included a net after-tax decrease of $223.1 million and $1.03 per share, respectively, as a result of repositioning costs and a net loss on dispositions during the second quarter of 2020, as previously discussed above.

Adjusting for the impact of those items, net income - Omnicom Group Inc. for the six months ended June 30, 2020 would have decreased $176.8 million, or 27.9%, to $457.1 million compared to $633.9 million in the same period in 2019, and diluted net income per share - Omnicom Group Inc. would have decreased $0.74, or 26.0%, to $2.11 per share compared to $2.85 per share for the six months ended June 30, 2019.

Primarily due to the negative effects on our revenue arising from the COVID-19 pandemic in the second quarter of 2020, worldwide revenue for the six months ended June 30, 2020 decreased 13.6% to $6,207.6 million from $7,188.7 million in the same period of 2019. The components of the change in revenue included a decrease in revenue from the negative impact of foreign currency translation of 1.6%, a decrease in acquisition revenue, net of disposition revenue of 0.4% and a decrease in revenue from negative organic growth of 11.7% when compared to the same period of 2019.

Organic growth for the six months ended June 30, 2020 compared to the same period in 2019 in our five fundamental disciplines was as follows: Advertising decreased 13.9%, CRM Consumer Experience decreased 14.0%, CRM Execution & Support decreased 13.7%, Public Relations decreased 7.0% and Healthcare increased 6.2%.

Across our regional markets, organic growth for the six months ended June 30, 2020 as compared to the same period of 2019 was as follows: the United States decreased 9.8%, Other North America decreased 15.1%, the United Kingdom decreased 10.4%, the Euro Markets & Other Europe decreased 16.6%, Asia Pacific decreased 8.9%, Latin America decreased 15.0% and the Middle East & Africa decreased 33.2%.

Operating profit for the six months ended June 30, 2020 included a pre-tax decrease of $277.9 million due to repositioning costs, comprised of incremental severance charges, right-of-use asset impairments and other real estate costs of $252.8 million, and a net loss on the disposition of certain subsidiaries and other

Omnicom Group Inc.

charges of $25.1 million. Operating profit decreased $519.9 million, or 51.9%, to $482.7 million from $1,002.6 million for the six months ended June 30, 2019. Our operating margin for the six months ended June 30, 2020 decreased to 7.8% versus 13.9% for the same period of 2019.

Adjusting for the impact of the repositioning actions and net loss on dispositions discussed above, operating profit for the six months ended June 30, 2020 would have decreased $242.0 million, or 24.1%, to $760.6 million from $1,002.6 million for the six months ended June 30, 2019, while operating margin during the period would have decreased to 12.3% versus 13.9% for the same period of 2019.

Our effective tax rate for the six months ended June 30, 2020 increased period-over-period to 30.6% from 25.7%. The increase was primarily attributable to the non-deductibility in certain jurisdictions of a portion of the repositioning costs and loss on dispositions. In the same period of 2019, income tax expense was reduced by $10.8 million primarily from the net favorable settlements of uncertain tax positions in certain jurisdictions. The non-deductibility of a portion of the repositioning costs and loss on dispositions in certain jurisdictions with lower effective tax rates resulted in a lower tax benefit, which had the effect of increasing our effective tax rate for the six months ended June 30, 2020 from 26.1% to 30.6%.

Non-GAAP Financial Measures

We use certain non-GAAP financial measures in describing our performance. Non-GAAP 2020 Adjusted results, which exclude the impact of repositioning actions taken and a net loss on the disposition of certain subsidiaries in the second quarter of 2020, are presented in the second quarter and year-to-date results presented above and in the tables in this release. We believe that the Non-GAAP 2020 Adjusted results are useful measures for investors to understand the impact these actions had on our reported results.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

Omnicom Group Inc.

COVID-19 Business Update

The COVID-19 pandemic has significantly impacted the global economy, our business and the results of operations. Public health efforts to mitigate the impact of the pandemic include government actions such as travel restrictions, limitations on public gatherings, shelter in place orders and mandatory closures. These actions have negatively impacted many of our clients' businesses and in turn clients have reduced or plan to reduce their demand for our services. As a result, we experienced a reduction in our revenue beginning late in the first quarter of 2020, as compared to the same period in 2019. The reduction in our revenue continued during the second quarter of 2020 and is expected to continue for the remainder of the year. Such reductions in revenue could adversely impact our ongoing results of operations and financial position and the effects could be material.

While we expect the pandemic to affect substantially all of our clients, certain industry sectors have been affected more immediately and more significantly than others, including travel, lodging and entertainment, energy and oil and gas, non-essential retail and automotive. Clients in these industries have already acted to cut costs, including postponing or reducing marketing communication expenditures. While certain industries such as healthcare and pharmaceuticals, technology and telecommunications, financial services and consumer products have fared relatively well to date, conditions are volatile and economic uncertainty cuts across all clients, industries and geographies. Overall, while we have a diversified portfolio of service offerings, clients and geographies, demand for our services can be expected to decline as marketers reduce expenditures in the short term due to the uncertain impact of the pandemic on the global economy. During the second quarter of 2020, we realigned our agencies' cost structures, which included severance actions and furloughs to reduce the workforce, right-of-use asset impairments and other real estate costs, a net loss on the disposition of certain subsidiaries and other charges. These actions were taken to tailor their services and capabilities to changes in client demand.

As we previously reported, in March 2020 and early in the second quarter of 2020, we have taken numerous proactive steps to strengthen our liquidity and financial position over the past several months that we expect will help mitigate the potential impacts of COVID-19, including:

•	The amendment and extension of our $2.5 billion credit facility to February 2025,
•	The suspension of our share repurchase program,

Omnicom Group Inc.

•	The issuance in February of $600 million 10-year 2.45% Senior Notes, which were used to finance the early redemption of the remaining $600 million of 4.45% Senior Notes that were due in August 2020,
•	The issuance in early April of an additional $600 million 10-year 4.20% Senior Notes, and
•	The completion in early April, of a $400 million 364-day revolving credit facility, which is in addition to our existing $2.5 billion revolving credit facility that expires in February 2025.

We have no long-term debt maturing until May 2022.

Definitions - Components of Revenue Change

We use certain terms in describing the components of the change in revenue above.

Foreign exchange rate impact: calculated by translating the current period’s local currency revenue using the prior period average exchange rates to derive current period constant currency revenue. The foreign exchange rate impact is the difference between the current period revenue in U.S. Dollars and the current period constant currency revenue.

Acquisition revenue, net of disposition revenue: Acquisition revenue is calculated as if the acquisition occurred twelve months prior to the acquisition date by aggregating the comparable prior period revenue of acquisitions through the acquisition date. As a result, acquisition revenue excludes the positive or negative difference between our current period revenue subsequent to the acquisition date and the comparable prior period revenue and the positive or negative growth after the acquisition date is attributed to organic growth. Disposition revenue is calculated as if the disposition occurred twelve months prior to the disposition date by aggregating the comparable prior period revenue of disposals through the disposition date. The acquisition revenue and disposition revenue amounts are netted in the description above.

Organic growth: calculated by subtracting the foreign exchange rate impact component and the acquisition revenue, net of disposition revenue component from total revenue growth.

Omnicom Group Inc.

Forward-looking Statements

Certain statements in this press release related to the potential impact of the COVID-19 outbreak constitute forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions.

Forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. You should carefully consider this and the other risks and uncertainties that may affect the Company’s business, including those described in Item 1A, “Risk Factors” and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2019 and other documents filed from time to time with the Securities and Exchange Commission. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements.

Conference Call

Omnicom will host a conference call to review the second quarter financial results on Tuesday, July 28, 2020 at 8:30 a.m. EDT. Participants can listen to the conference call by dialing (844) 721-7239 (domestic) or (409) 207-6953 (international), along with access code 5962009. The call will also be simulcast and archived on our website at: http://investor.omnicomgroup.com/investor-relations/news-events-and-filings.

About Omnicom Group Inc.

Omnicom Group Inc. (NYSE: OMC) (www.omnicomgroup.com) is a leading global marketing and corporate communications company. Omnicom’s branded networks and numerous specialty firms provide advertising, strategic media planning and buying, digital and interactive marketing, direct and promotional marketing, public relations and other specialty communications services to over 5,000 clients in more than 70 countries. Follow us on Twitter for the latest news.

Contacts

Investor Relations:	Media:
Shub Mukherjee	Joanne Trout
shub.mukherjee@omnicomgroup.com	joanne.trout@omnicomgroup.com

Omnicom Group Inc.

Consolidated Statements of Income

Three Months Ended June 30

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2020 (a)	2019

Revenue	$2,800.7	$3,719.8
Operating Expenses:
Salary and service costs	2,031.1	2,665.2
Occupancy and other costs	290.0	315.4
Repositioning costs and net loss on dispositions	277.9	—
Costs of services	2,599.0	2,980.6
Selling, general and administrative expenses	82.1	107.7
Depreciation and amortization	57.1	57.8
	2,738.2	3,146.1
Operating Profit	62.5	573.7
Interest Expense	53.7	66.6
Interest Income	6.5	16.4
Income Before Income Taxes	15.3	523.5
Income Tax Expense	21.9	130.6
Income (Loss) From Equity Method Investments	(7.8)	1.2
Net Income (Loss)	(14.4)	394.1
Net Income (Loss) Attributed To Noncontrolling Interests	9.8	23.4
Net Income (Loss) - Omnicom Group Inc.	$(24.2)	$370.7

Net Income (Loss) Per Share - Omnicom Group Inc.
Basic	$(0.11)	$1.69
Diluted	$(0.11)	$1.68

Weighted average shares (in millions)
Basic	214.9	219.6
Diluted	215.4	220.9

Dividends Declared Per Common Share	$0.65	$0.65

(a)	During the second quarter of 2020, we recorded expenses for certain repositioning actions related to the realignment of our businesses in reaction to the COVID-19 pandemic and recorded a net loss on the disposition of certain subsidiaries. The net impact of these items decreased Operating Profit by $277.9 million, Net Income - Omnicom Group Inc. by $223.1 million and Diluted Net Income Per Share - Omnicom Group Inc. $1.03 per share for the three months ended June 30, 2020. Additional information regarding the realignment actions and net loss on dispositions are presented in the tables below.

Omnicom Group Inc.

Consolidated Statements of Income

Six Months Ended June 30

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2020 (a)	2019

Revenue	$6,207.6	$7,188.7
Operating Expenses:
Salary and service costs	4,564.4	5,232.8
Occupancy and other costs	599.6	624.7
Repositioning costs and net loss on dispositions	277.9	—
Costs of services	5,441.9	5,857.5
Selling, general and administrative expenses	168.9	211.2
Depreciation and amortization	114.1	117.4
	5,724.9	6,186.1
Operating Profit	482.7	1,002.6
Interest Expense	112.2	129.6
Interest Income	19.2	33.4
Income Before Income Taxes	389.7	906.4
Income Tax Expense	119.3	233.2
Income (Loss) From Equity Method Investments	(13.0)	0.7
Net Income	257.4	673.9
Net Income Attributed To Noncontrolling Interests	23.4	40.0
Net Income - Omnicom Group Inc.	$234.0	$633.9

Net Income Per Share - Omnicom Group Inc.
Basic	$1.08	$2.86
Diluted	$1.08	$2.85

Weighted average shares (in millions)
Basic	215.8	221.4
Diluted	216.5	222.5

Dividends Declared Per Common Share	$1.30	$1.30

(a)	During the second quarter of 2020, we recorded expenses for certain repositioning actions related to the realignment of our businesses in reaction to the COVID-19 pandemic and recorded a net loss on the disposition of certain subsidiaries. The net impact of these items decreased Operating Profit by $277.9 million, Net Income - Omnicom Group Inc. by $223.1 million and Diluted Net Income Per Share - Omnicom Group Inc. $1.03 per share for the six months ended June 30, 2020. Additional information regarding the net gain and repositioning actions are presented in the tables below.

Omnicom Group Inc.

Detail of Operating Expenses

Three Months Ended June 30

(Unaudited)

	2020	2019

Operating Expenses:
Salary and service costs
Salary and related service costs	$1,424.7	$1,660.2
Third-party service costs	606.4	1,005.0
Occupancy and other costs	290.0	315.4
Repositioning costs and net loss on dispositions	277.9	—
Costs of services	2,599.0	2,980.6
Selling, general and administrative expenses	82.1	107.7
Depreciation and amortization	57.1	57.8
Total Operating Expenses	$2,738.2	$3,146.1

Omnicom Group Inc.

Detail of Operating Expenses

Six Months Ended June 30

(Unaudited)

	2020	2019

Operating Expenses:
Salary and service costs
Salary and related service costs	$3,067.1	$3,326.2
Third-party service costs	1,497.3	1,906.6
Occupancy and other costs	599.6	624.7
Repositioning costs and net loss on dispositions	277.9	—
Costs of services	5,441.9	5,857.5
Selling, general and administrative expenses	168.9	211.2
Depreciation and amortization	114.1	117.4
Total Operating Expenses	$5,724.9	$6,186.1

Omnicom Group Inc.

Impact of Second Quarter 2020 Repositioning Actions and Net Loss on Dispositions

Three and Six Months Ended June 30, 2020

(Unaudited)

(Dollars in Millions)

	Severance Actions	Real Estate Actions	Net Loss on Dispositions	Total

Operating Expenses (a):
Salary and service costs
Salary and related costs	$—	$—	$—	$—
Third party costs	—	—	—	—
Occupancy and other costs	—	—	—	—
Repositioning costs and net loss on dispositions	150.0	102.8	25.1	277.9
Costs of services	150.0	102.8	25.1	277.9
Selling, general and administrative expenses	—	—	—	—
Depreciation and amortization	—	—	—	—
Operating Expenses	$150.0	$102.8	$25.1	$277.9

(a)	The above table identifies the pre-tax impact of recorded expenses for certain repositioning actions related to the realignment of our businesses in reaction to the COVID-19 pandemic and a net loss on the disposition of certain subsidiaries during the second quarter of 2020 on the components of our operating expenses for the three and six months ended June 30, 2020. The expenses included incremental severance charges, right-of-use asset impairments and other real estate costs and a net loss on the disposition of certain subsidiaries and other charges.

Omnicom Group Inc.

Non-GAAP Financial Measures - Adjusted for the Impact of Second Quarter 2020 Repositioning Actions and Net Loss on Dispositions

Three Months Ended June 30, 2020

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2020 (a)	Non-GAAP Adjustments	Non-GAAP 2020 Adjusted

Operating Profit	$62.5	$277.9	$340.4
Net Interest Expense	47.2	—	47.2
Income Tax Expense	21.9	54.8	76.7
Income (Loss) From Equity Method Investments	(7.8)	—	(7.8)
Net Income (Loss) Attributed To Noncontrolling Interests	9.8	—	9.8
Net Income (Loss) - Omnicom Group Inc.	$(24.2)	$223.1	$198.9

Diluted Net Income (Loss) Per Share - Omnicom Group Inc.	$(0.11)	$1.03	$0.92

Diluted weighted average shares (in millions)	215.4	215.4	215.4

The above table presents the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Net Income (Loss) - Omnicom Group Inc. and Diluted Net Income (Loss) Per Share - Omnicom Group Inc., as well as the impact certain repositioning actions and of the net loss recognized on dispositions of certain subsidiaries which were recorded in the second quarter of 2020, for the three months ended June 30, 2020. The amounts presented in the column "Non-GAAP 2020 Adjusted" excludes these items from our results for the period presented, which are non-GAAP operating performance measures. We believe that the amounts excluding the impact of these items are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

(a)	During the second quarter of 2020, we recorded expenses for certain repositioning actions related to the realignment of our businesses in reaction to the COVID-19 pandemic and recorded a net loss on the disposition of certain subsidiaries. The net impact of these items decreased Operating Profit by $277.9 million, Net Income - Omnicom Group Inc. by $223.1 million and Diluted Net Income Per Share - Omnicom Group Inc. $1.03 per share for the three months ended June 30, 2020.

Omnicom Group Inc.

Non-GAAP Financial Measures - Adjusted for the Impact of Second Quarter 2020 Repositioning Actions and Net Loss on Dispositions

Three Months Ended June 30

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2020 (a)	Non-GAAP 2020 Adjusted	2019

Operating Profit	$62.5	$340.4	$573.7
Net Interest Expense	47.2	47.2	50.2
Income Tax Expense	21.9	76.7	130.6
Income (Loss) From Equity Method Investments	(7.8)	(7.8)	1.2
Net Income (Loss) Attributed To Noncontrolling Interests	9.8	9.8	23.4
Net Income (Loss) - Omnicom Group Inc.	$(24.2)	$198.9	$370.7

Diluted Net Income (Loss) Per Share - Omnicom Group Inc.	$(0.11)	$0.92	$1.68

Diluted weighted average shares (in millions)	215.4	215.4	220.9

The above table identifies the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Net Income (Loss) - Omnicom Group Inc. and Diluted Net Income (Loss) Per Share - Omnicom Group Inc., as well as the non-GAAP amounts excluding the impact of certain repositioning actions and the net loss recognized on dispositions of certain subsidiaries in the column entitled "Non-GAAP 2020 Adjusted" for the three months ended June 30, 2020. We believe that the amounts presented in the "Non-GAAP 2020 Adjusted" column are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

(a)	During the second quarter of 2020, we recorded expenses for certain repositioning actions related to the realignment of our businesses in reaction to the COVID-19 pandemic and recorded a net loss on the disposition of certain subsidiaries. The net impact of these items decreased Operating Profit by $277.9 million, Net Income - Omnicom Group Inc. by $223.1 million and Diluted Net Income Per Share - Omnicom Group Inc. $1.03 per share for the three months ended June 30, 2020.

Omnicom Group Inc.

Non-GAAP Financial Measures - Adjusted for the Impact of Second Quarter 2020 Repositioning Actions and Net Loss on Dispositions

Six Months Ended June 30, 2020

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2020 (a)	Non-GAAP Adjustments	Non-GAAP 2020 Adjusted

Operating Profit	$482.7	$277.9	$760.6
Net Interest Expense	93.0	—	93.0
Income Tax Expense	119.3	54.8	174.1
Income (Loss) From Equity Method Investments	(13.0)	—	(13.0)
Net Income Attributed To Noncontrolling Interests	23.4	—	23.4
Net Income - Omnicom Group Inc.	$234.0	$223.1	$457.1

Diluted Net Income Per Share - Omnicom Group Inc.	$1.08	$1.03	$2.11

Diluted weighted average shares (in millions)	216.5	216.5	216.5

The above table presents the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Net Income - Omnicom Group Inc. and Diluted Net Income Per Share - Omnicom Group Inc., as well as the impact certain repositioning actions and of the net loss recognized on dispositions of certain subsidiaries which were recorded in the second quarter of 2020, for the six months ended June 30, 2020. The amounts presented in the column "Non-GAAP 2020 Adjusted" excludes these items from our results for the period presented, which are non-GAAP operating performance measures. We believe that the amounts excluding the impact of these items are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

(a)	During the second quarter of 2020, we recorded expenses for certain repositioning actions related to the realignment of our businesses in reaction to the COVID-19 pandemic and recorded a net loss on the disposition of certain subsidiaries. The net impact of these items decreased Operating Profit by $277.9 million, Net Income - Omnicom Group Inc. by $223.1 million and Diluted Net Income Per Share - Omnicom Group Inc. $1.03 per share for the six months ended June 30, 2020.

Omnicom Group Inc.

Non-GAAP Financial Measures - Adjusted for the Impact of Second Quarter 2020 Repositioning Actions and Net Loss on Dispositions

Six Months Ended June 30

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2020 (a)	Non-GAAP 2020 Adjusted	2019

Operating Profit	$482.7	$760.6	$1,002.6
Net Interest Expense	93.0	93.0	96.2
Income Tax Expense	119.3	174.1	233.2
Income (Loss) From Equity Method Investments	(13.0)	(13.0)	0.7
Net Income Attributed To Noncontrolling Interests	23.4	23.4	40.0
Net Income - Omnicom Group Inc.	$234.0	$457.1	$633.9

Diluted Net Income Per Share - Omnicom Group Inc.	$1.08	$2.11	$2.85

Diluted weighted average shares (in millions)	216.5	216.5	222.5

The above table identifies the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Net Income - Omnicom Group Inc. and Diluted Net Income Per Share - Omnicom Group Inc., as well as the non-GAAP amounts excluding the impact of certain repositioning actions and the net loss recognized on dispositions of certain subsidiaries in the column entitled "Non-GAAP 2020 Adjusted" for the six months ended June 30, 2020. We believe that the amounts presented in the "Non-GAAP 2020 Adjusted" column are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

(a)	During the second quarter of 2020, we recorded expenses for certain repositioning actions related to the realignment of our businesses in reaction to the COVID-19 pandemic and recorded a net loss on the disposition of certain subsidiaries. The net impact of these items decreased Operating Profit by $277.9 million, Net Income - Omnicom Group Inc. by $223.1 million and Diluted Net Income Per Share - Omnicom Group Inc. $1.03 per share for the six months ended June 30, 2020.

Omnicom Group Inc.

Reconciliation of Non-GAAP Financial Measures - 2020 Adjusted Operating Profit

Three Months Ended June 30

(Unaudited)

(Dollars in Millions)

	2020	2019

Operating Profit	$62.5	$573.7
Net loss on dispositions of subsidiaries	25.1	—
Realignment actions	252.8	—
Operating Profit, Non-GAAP 2020 Adjusted	$340.4	$573.7

Revenue	$2,800.7	$3,719.8
Operating Profit, Non-GAAP 2020 Adjusted	$340.4	$573.7
Operating Margin, Non-GAAP 2020 Adjusted	12.2%	15.4%

The above table reconciles the U.S. GAAP financial measures of Operating Profit and Operating Margin to the non-GAAP financial measures of Operating Profit, Non-GAAP 2020 Adjusted and Operating Margin, Non-GAAP 2020 Adjusted, which exclude the impact of expenses recorded in connection with certain repositioning actions and the net loss recognized on dispositions of certain subsidiaries, which were recorded in the second quarter of 2020, for the three months ended June 30, 2020. We believe that the amounts excluding the impact of these items are useful measures for investors to understand the impact these actions had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

Omnicom Group Inc.

Reconciliation of Non-GAAP Financial Measures - 2020 Adjusted Operating Profit

Six Months Ended June 30

(Unaudited)

(Dollars in Millions)

	2020	2019

Operating Profit	$482.7	$1,002.6
Net loss on dispositions of subsidiaries	25.1	—
Realignment actions	252.8	—
Operating Profit, Non-GAAP 2020 Adjusted	$760.6	$1,002.6

Revenue	$6,207.6	$7,188.7
Operating Profit, Non-GAAP 2020 Adjusted	$760.6	$1,002.6
Operating Margin, Non-GAAP 2020 Adjusted	12.3%	13.9%

The above table reconciles the U.S. GAAP financial measures of Operating Profit and Operating Margin to the non-GAAP financial measures of Operating Profit, Non-GAAP 2020 Adjusted and Operating Margin, Non-GAAP 2020 Adjusted, which exclude the impact of expenses recorded in connection with certain repositioning actions and the net loss recognized on dispositions of certain subsidiaries, which were recorded in the second quarter of 2020, for the six months ended June 30, 2020. We believe that the amounts excluding the impact of these items are useful measures for investors to understand the impact these actions had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

Omnicom Group Inc.

Reconciliation of Non-GAAP Financial Measures - 2020 Adjusted Net Income - Omnicom Group Inc.

Three and Six Months Ended June 30, 2020

(Unaudited)

(Dollars in Millions)

	Three Months Ended June 30, 2020	Six Months Ended June 30, 2020

Net Income (Loss) - Omnicom Group Inc., as reported	$(24.2)	$234.0
Repositioning actions - Incremental Severance and other items, before income tax expense	150.0	150.0
Repositioning actions - Repositioning actions - Right-of-use asset impairments and other real estate costs, before income tax expense	102.8	102.8
Net loss on dispositions, before income tax expense	25.1	25.1
Income tax benefit on repositioning actions and loss on dispositions	(54.8)	(54.8)
Net Income - Omnicom Group Inc., Non-GAAP 2020 Adjusted	$198.9	$457.1

The above table reconciles the U.S. GAAP financial measure of Net Income (Loss) - Omnicom Group Inc. to the non-GAAP financial measure of Net Income - Omnicom Group Inc., Non-GAAP 2020 Adjusted, which adjusts for the impact of the certain repositioning actions and the net loss recognized on dispositions of certain subsidiaries for the three and six months ended June 30, 2020. We believe the amounts adjusted for the impact of these items are useful measures for investors to understand the impact these actions had on the comparability of our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.